Exhibit 99.1

Micro-Mobility Leader, Helbiz, Arrives in Canada

A total of 400 e-scooters will be deployed in Kelowna, British Columbia

Follows successful launches in over 30 cities around the world.

KELOWNA, B.C., May 11, 2021 - Helbiz, a global leader in micro-mobility that is the business combination target of GreenVision Acquisition Corp. (Nasdaq: GRNV), today announced that it has launched its first fleet of electric vehicles in Canada after securing a one-year permit in Kelowna, British Columbia. A total of 400 e-scooters will roll out across the city in the coming months.

“We’re excited to finally enter the Canadian market to offer our sustainable transportation solutions to the citizens of Kelowna,” said Gian Luca Spriano, Director of International Business Development. “With its diverse community and abundance of outdoor activities, Kelowna is the perfect city to launch our flagship Canadian operations. We look forward to working closely with the city to ensure transportation needs are met.”

The vehicles will be able to operate downtown around the waterfront pathways in addition to everywhere else around the city other than on Highways 97 and 33. There will also be parking restrictions in place to ensure the safe and proper use of the vehicles.

Helbiz has opened a Kelowna-based office and warehouse to run its operations on-the-ground, employing a full-time team to ensure its fleet is charged, repaired and well-maintained. As part of the company’s Covid-19 safety guidelines, each device will be cleaned and disinfected multiple times a day.

To further support the company’s commitment to driving awareness and adoption of micro-mobility solutions, Helbiz plans to implement community engagement initiatives throughout the city. This will include the Helbiz Apprenticeship Program, which provides career pathway opportunities in the high-demand mobility industry, and the Helbiz Access Program, which offers discounts on rides for low-income residents.

Users can download the Helbiz mobile app on iOS and Android to instantly geolocate, rent and unlock e-scooters directly from their smartphones with just a tap. For additional information, please visit www.helbiz.com.

ABOUT HELBIZ

Helbiz is a global leader in micro-mobility services. Launched in 2016 and headquartered in New York City, the company operates e-scooters, e-bicycles and e-mopeds in nearly 30 cities around the world including Washington, D.C., Alexandria, Arlington, Atlanta, Miami, Milan and Rome. Helbiz utilizes a customized, proprietary fleet management platform, artificial intelligence and environmental mapping to optimize operations and business sustainability. In Q1 2021, Helbiz Inc announced a merger with SPAC GreenVision Acquisition Corp. (Nasdaq: GRNV), resulting in it becoming the first micro-mobility company listed on Nasdaq upon completion.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from the Company’s or GreenVision’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the ability of the Company to meet Nasdaq listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or the stockholders of GreenVision or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to GreenVision stockholder redemptions and the failure to obtain replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed transaction; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on the Company and GreenVision and their ability to consummate the transaction; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in GreenVision’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020. GreenVision's SEC filings are available publicly on the SEC's website at www.sec.gov. Any forward-looking statement made by us in this press release is based only on information currently available to GreenVision and Helbiz and speaks only as of the date on which it is made. GreenVision and Helbiz undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, GreenVision filed a preliminary proxy statement with the SEC. Additionally, GreenVision will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of GreenVision are urged to read the definitive proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release. GreenVision’s stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available as well as other documents filed with the SEC by GreenVision, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, New York 10019.

Participants in Solicitation

GreenVision and its directors and officers may be deemed participants in the solicitation of proxies of GreenVision’s shareholders in connection with the proposed business combination. Helbiz and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of GreenVision’s executive officers and directors in the solicitation by reading GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the definitive proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of GreenVision’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the definitive proxy statement relating to the business combination when it becomes available.

Non-Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

For investor and media inquiries, contact:

Global Head of Communications:

Davide D’Amico - tel. +39 335 7715011 email: davide.damico@helbiz.com

Regions

USA

- The Blueshirt Group

  Gary Dvorchak, CFA - Phone: +1 (323) 240-5796 - email: gary@blueshirtgroup.com

- Agent of Change

  Marcy Simon - Phone: +1 (917) 833-3392 - Email: marcy@agentofchange.com

EUROPE

- Helbiz Investor Relations: investor.relations@helbiz.com

- MY PR

  office: +39 02 54123452

  Giorgio Cattaneo - Phone +39 335 7053742 - email: giorgio.cattaneo@mypr.it

  Arianna Bonfioli - Phone +39 335 6111390 - email: arianna.bonfioli@mypr.it

  Marcella Vezzoli -Phone +39 337 1313471- email: marcella.vezzoli@mypr.it

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